Exhibit 99.1

BUSBOYS AND POETS

SUPPLEMENTAL FINANCIAL INFORMATION

GIANT

PERIOD ENDED SEPTEMBER 30, 2021

ALDI

DOLLAR TREE

Stop&Shop

Key Food

SUPPLEMENTAL FINANCIAL INFORMATION PERIOD ENDED SEPTEMBER 30, 2021

CEDAR REALTY TRUST, INC.

Supplemental Financial Information

September 30, 2021

(unaudited)

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Forward-Looking Statements

The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). In addition, certain statements made or incorporated by reference herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Cedar Realty Trust, Inc. (the “Company”) to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import, or the negative thereof. Factors that could cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: (i) the economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic, including: (a) the effectiveness or lack of effectiveness of governmental relief in providing assistance to large and small businesses, particularly including our retail tenants and other retailers, that have suffered significant declines in revenues as a result of mandatory business shut-downs, “shelter-in-place” or “stay-at-home” orders and social distancing practices, as well as individuals adversely impacted by the COVID-19 pandemic, (b) the duration of any such orders or other formal recommendations for social distancing and the speed and extent to which revenues of our retail tenants recover following the lifting of any such orders or recommendations, (c) the potential impact of any such events on the obligations of the Company’s tenants to make rent and other payments or honor other commitments under existing leases, (d) the potential adverse impact on returns from redevelopment projects, (e) to the extent we were seeking to sell properties in the near term, significantly greater uncertainty regarding our ability to do so at attractive prices, and (f) the broader impact of the severe economic contraction and increase in unemployment that has occurred in the short term and negative consequences that will occur if these trends are not quickly reversed; (ii) the ability and willingness of the Company’s tenants and other third parties to satisfy their obligations under their respective contractual arrangements with the Company; (iii) the loss or bankruptcy of the Company’s tenants, particularly in light of the adverse impact to the financial health of many retailers that has occurred and continues to occur as a result of the COVID-19 pandemic; (iv) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration, the Company’s ability to re-lease its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant, and obligations the Company may incur in connection with the replacement of an existing tenant, particularly, in light of the adverse impact to the financial health of many retailers that has occurred and continues to occur as a result of the COVID-19 pandemic, and the significant uncertainty as to when and the conditions under which potential tenants will be able to operate physical retail locations in future; (v) macroeconomic conditions, such as a disruption of or lack of access to capital markets and the adverse impact of the recent significant decline in the Company’s share price from prices prior to the spread of the COVID-19 pandemic; (vi) financing risks, such as the Company’s inability to obtain new financing or refinancing on favorable terms as the result of market volatility or instability; (vii) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors, including the potential phasing out of LIBOR after 2021; (viii) the impact of the Company’s leverage on operating performance; (ix) risks related to the market for retail space generally, including reductions in consumer spending, variability in retailer demand for leased space, adverse impact of e-commerce, ongoing consolidation in the retail sector and changes in economic conditions and consumer confidence; (x) risks endemic to real estate and the real estate industry generally(xi) competitive risks; (xii) risks related to the geographic concentration of the Company’s properties in the Washington, D.C. to Boston corridor; (xiii) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (xiv) the inability of the Company to realize anticipated returns from its redevelopment activities; (xv) uninsured losses; (xvi) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; and (xvii) information technology security breaches. For further discussion of factors that could materially affect the outcome of forward-looking statements, see “Risk Factors” in Part I, Item 1A, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and other documents that the Company files with the Securities and Exchange Commission from time to time.

Except for ongoing obligations to disclose material information as required by the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. All of the above factors are difficult to predict, contain uncertainties that may materially affect the Company’s actual results and may be beyond the Company’s control.  New factors emerge from time to time, and it is not possible for the Company’s management to predict all such factors or to assess the effects of each factor on the Company’s business. Accordingly, there can be no assurance that the Company’s current expectations will be realized.

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CEDAR REALTY TRUST REPORTS

THIRD QUARTER 2021 RESULTS

Massapequa, New York – November 4, 2021 – Cedar Realty Trust, Inc. (NYSE: CDR – the “Company”) today reported results for the third quarter of 2021. Net loss attributable to common shareholders was $(6.28) per diluted share.  Other highlights include:

Operating Highlights

•	NAREIT-defined Funds from operations (FFO) of $0.62 per diluted share for the quarter
•	Operating FFO of $0.63 per diluted share for the quarter
•	Collected 96.8% of base rents and monthly charges for the quarter
•	Same-property net operating income (NOI) increased 10.5% for the quarter
•	Signed 29 comparable leases for 216,800 square feet
o	Signed 19 renewal leases for 87,900 square feet at an increase of 2.5%
o	Signed 10 new leases for 128,900 square feet at an increase of 52.7%

Balance Sheet Highlights

•

On August 30, 2021, the Company amended its existing $300 million unsecured credit facility and $50 million term loan with a new $185 million unsecured revolving credit facility with an expiration in August 2024

•

On September 9, 2021, the Company announced that it is exploring a potential sale or merger involving the entire Company, and alternatively the potential sale of its core grocery-anchored shopping center portfolio and its mixed-use redevelopment projects

Financial Results

Net loss attributable to common shareholders for the third quarter of 2021 was $(83.2) million or $(6.28) per diluted share, compared to net loss of $(1.4) million or $(0.11) per diluted share for the same period in 2020. Net loss attributable to common shareholders for the nine-month period ended September 30, 2021 was $(36.4) million or $(2.77) per diluted share, compared to net loss of $(15.1) million or $(1.17) per dilutive share for the same period of 2020. The principal differences in the comparative three and nine month results were gain on sales of properties in 2021, and impairment (reversal) charges on a properties held for sale in 2021 and 2020, a lease termination fee from a property held for sale in 2020, and the acceleration of depreciation relating to the demolition of certain existing buildings at redevelopment properties in 2020.

NAREIT-defined FFO for the third quarter of 2021 was $8.6 million or $0.62 per diluted share, compared to $8.0 million or $0.58 per diluted share for the same period in 2020. Operating FFO for the third quarter of 2021 was $8.8 million or $0.63 per diluted share, compared to $8.0 million or $0.58 per diluted share for the same period in 2020. The difference between Operating FFO and NAREIT-defined FFO in 2020 was redevelopment costs and financing costs. The principal difference in the comparative three-month NAREIT-defined FFO and Operating FFO was the second quarter of 2020 was significantly impacted by the effects of COVID-19.

NAREIT-defined FFO for the nine months ended September 30, 2021 was $25.4 million or $1.84 per diluted share, compared to $30.0 million or $2.17 per dilutive share for the same period in 2020. Operating FFO for the nine months ended September 30, 2021 was $25.8 million or $1.87 per diluted share, as compared to $30.5 million or $2.20 per dilutive share for the same period in 2020. The principal differences between the comparative nine-month NAREIT-defined FFO and Operating FFO results were the effects of COVID-19 and lease termination income in 2020.

Portfolio Update

During the third quarter of 2021, the Company signed 33 leases for 230,200 square feet. On a comparable space basis, the Company signed 19 renewal leases for 87,900 square feet at an increase of 2.5% and 10 new leases for 128,900 square feet at an increase of 52.7%. During the nine-month period ended September 30, 2021, the Company signed 104 leases for 707,500 square feet. On a comparable space basis, the Company signed 63 renewal leases for 385,200 square feet at an increase of 1.6% and 29 new leases for 208,500 square feet at an increase of 16.0%.

Excluding redevelopments, same-property NOI increased 10.5% for the third quarter of 2021 and increased 3.8% for the nine months ended September 30, 2021, as compared to the same periods of 2020. Including redevelopments same-property NOI increased 9.5% for the third quarter of 2021 and 2.5% for the nine months ended September 30, 2021, as compared to the same periods of 2020. The third quarter of 2020 was significantly impacted by the effects of COVID-19.

The Company’s same-property portfolio was 91.4% leased at September 30, 2021, compared to 90.9% at June 30, 2021 and 92.0% at September 30, 2020. The Company’s total portfolio, excluding properties held for sale, was 89.8% leased at September 30, 2021, compared to 88.7% at June 30, 2021 and 89.8% at September 30, 2020. During the third quarter of 2021, the Company executed four anchor leases for 115,819

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square feet. Hobby Lobby and Grocery Outlet will be our new anchors at Valley Plaza, back filling a former Kmart box. Additionally, Porter and Chester Institute will join the lineup at the ShopRite-anchored New London Mall and PetSmart will join the lineup at Colonial Commons.

Balance Sheet

On August 30, 2021, the Company amended its existing $300 million unsecured credit facility and $50 million term loan. After the amendment, the new unsecured revolving credit facility is $185 million with an expiration in August 2024. The new unsecured revolving credit facility may be extended, at the Company’s option for two additional one-year periods, subject to customary conditions. Interest on the borrowings under the new unsecured revolving credit facility component can range from LIBOR plus 135 bps to 195 bps (150 bps at September 30, 2021), based on the Company’s leverage ratio. Interest on borrowings under the unsecured credit facility is based on the Company’s leverage ratio. The Company extended its $50 million term note four years with an expiration in August 2026. As of September 30, 2021, the Company had $66.0 million outstanding and $117.9 million available for additional borrowings under its revolving credit facility and was in compliance with all financial covenants.

On September 9, 2021, the Company announced that it is exploring, among other alternatives, a potential sale or merger involving the entire Company, and alternatively the potential sale of its core grocery-anchored shopping center portfolio and its mixed-use redevelopment projects. As part of this dual-track strategic alternatives process, the Company has determined that certain of the Company’s operating properties would be sold significantly prior to the end of their previously estimated hold periods. Therefore, the Company recorded $82.7 million in impairment charges.

Non-GAAP Financial Measures

NAREIT-defined FFO is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The Company considers NAREIT-defined FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets. The Company also considers Operating FFO to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit costs, amounts relating to early extinguishment of debt and preferred stock redemption costs, management transition costs and certain redevelopment costs. The Company believes Operating FFO further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items. NAREIT-defined FFO and Operating FFO should be reviewed with GAAP net income attributable to common shareholders, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. A reconciliation of net income (loss) attributable to common shareholders to NAREIT-defined FFO and Operating FFO for the three and nine months ended September 30, 2021 and 2020 is detailed in the attached schedule.

EBITDAre is a recognized supplemental non-GAAP financial measure. The Company presents EBITDAre in accordance with the definition adopted by NAREIT, which generally defines EBITDAre as net income plus interest expense, income tax expense, depreciation, amortization, and impairment write-downs of depreciated property, plus or minus losses and gains on the disposition of depreciated property, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated affiliates. The Company believes EBITDAre provides additional information with respect to the Company’s performance and ability to meet its future debt service requirements. The Company also considers Adjusted EBITDAre to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as management transition, acquisition pursuit and redevelopment costs. The Company believes Adjusted EBITDAre further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items. EBITDAre and Adjusted EBITDAre should be reviewed with GAAP net income, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. EBITDAre and Adjusted EBITDAre do not represent cash generated from operating activities and should not be considered as an alternative to income from continuing operations or to cash flow from operating activities. The Company’s computation of Adjusted EBITDAre may differ from the computations utilized by other companies and, accordingly, may not be comparable to such companies.

Same-property NOI is a widely recognized supplemental non-GAAP financial measure for REITs.  Properties are included in same-property NOI if they are owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as held for sale. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from same-property NOI. The Company considers same-property NOI useful to investors as it provides an indication of the recurring cash generated by the Company’s properties by excluding certain non-cash revenues and expenses, as well as other infrequent items such as lease termination income which tends to fluctuate more than rents from year to year. Same-property NOI should be reviewed with consolidated operating income, the most directly comparable GAAP financial measure.

Supplemental Financial Information Package

The Company has issued “Supplemental Financial Information” for the period ended September 30, 2021. Such information has been filed today as an exhibit to Form 8-K and will also be available on the Company’s website at www.cedarrealtytrust.com.

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About Cedar Realty Trust

Cedar Realty Trust, Inc. is a fully-integrated real estate investment trust which focuses on the ownership, operation and redevelopment of grocery-anchored shopping centers in high-density urban markets from Washington, D.C. to Boston. The Company’s portfolio (excluding properties treated as “held for sale”) comprises 53 properties, with approximately 7.6 million square feet of gross leasable area.

For additional financial and descriptive information on the Company, its operations and its portfolio, please refer to the Company’s website at www.cedarrealtytrust.com.

Forward-Looking Statements

Certain statements made in this press release that are not strictly historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Cedar Realty Trust, Inc. (the “Company”) to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import, or the negative thereof. Factors that could cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: (i) the economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic, including: (a) the effectiveness or lack of effectiveness of governmental relief in providing assistance to large and small businesses, particularly including our retail tenants and other retailers, that have suffered significant declines in revenues as a result of mandatory business shut-downs, “shelter-in-place” or “stay-at-home” orders and social distancing practices, as well as individuals adversely impacted by the COVID-19 pandemic, (b) the duration of any such orders or other formal recommendations for social distancing and the speed and extent to which revenues of our retail tenants recover following the lifting of any such orders or recommendations, (c) the potential impact of any such events on the obligations of the Company’s tenants to make rent and other payments or honor other commitments under existing leases, (d) the potential adverse impact on returns from redevelopment projects, (e) to the extent we were seeking to sell properties in the near term, significantly greater uncertainty regarding our ability to do so at attractive prices, and (f) the broader impact of the severe economic contraction and increase in unemployment that has occurred in the short term and negative consequences that will occur if these trends are not quickly reversed; (ii) the ability and willingness of the Company’s tenants and other third parties to satisfy their obligations under their respective contractual arrangements with the Company; (iii) the loss or bankruptcy of the Company’s tenants, particularly in light of the adverse impact to the financial health of many retailers that has occurred and continues to occur as a result of the COVID-19 pandemic; (iv) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration, the Company’s ability to re-lease its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant, and obligations the Company may incur in connection with the replacement of an existing tenant, particularly, in light of the adverse impact to the financial health of many retailers that has occurred and continues to occur as a result of the COVID-19 pandemic, and the significant uncertainty as to when and the conditions under which potential tenants will be able to operate physical retail locations in future; (v) macroeconomic conditions, such as a disruption of or lack of access to capital markets and the adverse impact of the recent significant decline in the Company’s share price from prices prior to the spread of the COVID-19 pandemic; (vi) financing risks, such as the Company’s inability to obtain new financing or refinancing on favorable terms as the result of market volatility or instability; (vii) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors, including the potential phasing out of LIBOR after 2021; (viii) the impact of the Company’s leverage on operating performance; (ix) risks related to the market for retail space generally, including reductions in consumer spending, variability in retailer demand for leased space, adverse impact of e-commerce, ongoing consolidation in the retail sector and changes in economic conditions and consumer confidence; (x) risks endemic to real estate and the real estate industry generally; (xi) competitive risks; (xii) risks related to the geographic concentration of the Company’s properties in the Washington, D.C. to Boston corridor; (xiii) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (xiv) the inability of the Company to realize anticipated returns from its redevelopment activities; (xv) uninsured losses; (xvi) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; and (xvii) information technology security breaches. For further discussion of factors that could materially affect the outcome of forward-looking statements, see “Risk Factors” in Part I, Item 1A, of the Company’s Annual Report on Form 10-K for the years ended December 31, 2020 and December 31, 2019, when available, and other documents that the Company files with the Securities and Exchange Commission from time to time.

Except for ongoing obligations to disclose material information as required by the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. All of the above factors are difficult to predict, contain uncertainties that may materially affect the Company’s actual results and may be beyond the Company’s control.  New factors emerge from time to time, and it is not possible for the Company’s management to predict all such factors or to assess the effects of each factor on the Company’s business. Accordingly, there can be no assurance that the Company’s current expectations will be realized.

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Contact Information:

Cedar Realty Trust, Inc.

Jennifer Bitterman

Executive Vice President, Chief Financial Officer and Treasurer

(516) 944-4561

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CEDAR REALTY TRUST, INC.

Condensed Consolidated Balance Sheets

	September 30,	December 31,
	2021	2020
ASSETS
Real estate, at cost	$1,398,188,000	$1,527,478,000
Less accumulated depreciation	(432,488,000)	(428,569,000)
Real estate, net	965,700,000	1,098,909,000
Real estate held for sale	1,876,000	9,498,000
Investment in unconsolidated joint venture	3,193,000	-
Cash and cash equivalents	4,731,000	1,637,000
Restricted cash	230,000	-
Receivables	22,290,000	21,952,000
Other assets and deferred charges, net	38,751,000	45,255,000
TOTAL ASSETS	$1,036,771,000	$1,177,251,000

LIABILITIES AND EQUITY
Liabilities:
Mortgage loan payable, net	$157,040,000	$45,385,000
Finance lease obligation	5,324,000	5,340,000
Unsecured revolving credit facility	66,000,000	175,000,000
Unsecured term loans, net	298,809,000	398,549,000
Accounts payable and accrued liabilities	45,173,000	56,580,000
Unamortized intangible lease liabilities	8,066,000	8,939,000
Total liabilities	580,412,000	689,793,000

Equity:
Preferred stock	159,541,000	159,541,000
Common stock and other shareholders' equity	292,684,000	323,957,000
Noncontrolling interests	4,134,000	3,960,000
Total equity	456,359,000	487,458,000

TOTAL LIABILITIES AND EQUITY	$1,036,771,000	$1,177,251,000

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CEDAR REALTY TRUST, INC.

Condensed Consolidated Statements of Operations

	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020
PROPERTY REVENUES
Rental revenues	$30,395,000	$30,890,000	$95,611,000	$94,466,000
Other	167,000	285,000	722,000	7,814,000
Total property revenues	30,562,000	31,175,000	96,333,000	102,280,000
PROPERTY OPERATING EXPENSES
Operating, maintenance and management	5,570,000	5,579,000	19,646,000	18,808,000
Real estate and other property-related taxes	4,797,000	5,253,000	14,968,000	15,353,000
Total property operating expenses	10,367,000	10,832,000	34,614,000	34,161,000

PROPERTY OPERATING INCOME	20,195,000	20,343,000	61,719,000	68,119,000

OTHER EXPENSES AND INCOME
General and administrative	4,229,000	3,925,000	13,630,000	12,833,000
Depreciation and amortization	9,510,000	10,035,000	30,978,000	38,208,000
Gain on sales	-	(679,000)	(49,904,000)	(679,000)
Impairment charges	82,736,000	-	80,887,000	7,607,000
Total other expenses and income	96,475,000	13,281,000	75,591,000	57,969,000

OPERATING (LOSS) INCOME	(76,280,000)	7,062,000	(13,872,000)	10,150,000

NON-OPERATING INCOME AND EXPENSES
Interest expense	(4,603,000)	(5,658,000)	(14,294,000)	(16,853,000)
Total non-operating income and expense	(4,603,000)	(5,658,000)	(14,294,000)	(16,853,000)

NET (LOSS) INCOME	(80,883,000)	1,404,000	(28,166,000)	(6,703,000)

Attributable to noncontrolling interests	367,000	(137,000)	(183,000)	(373,000)

NET (LOSS) INCOME ATTRIBUTABLE TO CEDAR REALTY TRUST, INC.	(80,516,000)	1,267,000	(28,349,000)	(7,076,000)

Preferred stock dividends	(2,688,000)	(2,688,000)	(8,064,000)	(8,064,000)

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(83,204,000)	$(1,421,000)	$(36,413,000)	$(15,140,000)

NET LOSS PER COMMON SHARE ATTRIBUTABLE TO COMMON SHAREHOLDERS (BASIC AND DILUTED):	$(6.28)	$(0.11)	$(2.77)	$(1.17)

Weighted average number of common shares - basic and diluted	13,252,000	13,110,000	13,191,000	13,101,000

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CEDAR REALTY TRUST, INC.

Supporting Schedules to Consolidated Statements

Balance Sheets	September 30,	December 31,
	2021	2020

Construction in process (included in real estate, at cost)	$37,720,000	$41,699,000

Receivables
Rents and other tenant receivables, net (a)	$5,408,000	$6,541,000
Mortgage note and other receivable	5,500,000	3,500,000
Straight-line rents	11,382,000	11,911,000
	$22,290,000	$21,952,000

Other assets and deferred charges, net
Lease origination costs	$16,036,000	$22,331,000
Right-of-use assets	9,959,000	13,828,000
Prepaid expenses	10,130,000	6,906,000
Revolving credit facility issuance costs	1,222,000	623,000
Other	1,404,000	1,567,000
	$38,751,000	$45,255,000

Accounts payable and accrued liabilities
Accounts payable and accrued liabilities	$23,053,000	$23,576,000
Right-of-use liabilities	10,290,000	14,077,000
Interest rate swap liabilities	11,830,000	18,927,000
	$45,173,000	$56,580,000

Statements of Operations	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020
Rental revenues
Base rents	$22,657,000	$23,233,000	$70,249,000	$71,776,000
Expense recoveries	7,385,000	6,812,000	23,185,000	21,695,000
Percentage rent	78,000	823,000	1,004,000	1,152,000
Straight-line rents	7,000	(277,000)	366,000	(1,222,000)
Amortization of intangible lease liabilities, net	268,000	299,000	807,000	1,065,000
	$30,395,000	$30,890,000	$95,611,000	$94,466,000

(a)	Includes $0.7 million of net receivables related to deferred rent as a result of COVID-19 as of September 30, 2021.

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CEDAR REALTY TRUST, INC.

Funds From Operations and Additional Disclosures

	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020
Net loss attributable to common shareholders	$(83,204,000)	$(1,421,000)	$(36,413,000)	$(15,140,000)
Real estate depreciation and amortization	9,497,000	10,010,000	30,917,000	38,115,000
Limited partners' interest	(492,000)	(7,000)	(214,000)	(87,000)
Gain on sales	-	(679,000)	(49,904,000)	(679,000)
Impairment charges	82,736,000	-	80,887,000	7,607,000
Consolidated minority interests:
Share of income	125,000	144,000	397,000	460,000
Share of FFO	(78,000)	(15,000)	(279,000)	(276,000)
Funds From Operations ("FFO") applicable to diluted common shares	8,584,000	8,032,000	25,391,000	30,000,000
Adjustments for items affecting comparability:	-	-
Redevelopment costs (a)	-	-	230,000	483,000
Financing costs (b)	171,000	-	215,000	-
Operating Funds From Operations ("Operating FFO") applicable to diluted common shares	$8,755,000	$8,032,000	$25,836,000	$30,483,000

FFO per diluted common share:	$0.62	$0.58	$1.84	$2.17

Operating FFO per diluted common share:	$0.63	$0.58	$1.87	$2.20

Weighted average number of diluted common shares:
Common shares and equivalents	13,790,000	13,760,000	13,751,000	13,758,000
OP Units	81,000	81,000	81,000	81,000
	13,871,000	13,841,000	13,832,000	13,839,000

Additional Disclosures (c):
Straight-line rents	$7,000	$(277,000)	$366,000	$(1,222,000)
Amortization of intangible lease liabilities	268,000	299,000	807,000	1,065,000
Non-real estate amortization	469,000	377,000	1,264,000	1,063,000
Share-based compensation, net	583,000	767,000	2,509,000	2,753,000
Maintenance capital expenditures (d)	1,103,000	2,610,000	2,730,000	6,138,000
Lease related expenditures (e)	1,367,000	1,629,000	6,536,000	6,179,000
Development and redevelopment capital expenditures	4,339,000	12,293,000	11,359,000	23,418,000
Capitalized interest and financing costs	895,000	641,000	2,450,000	1,865,000

(a)	Includes redevelopment project costs expensed pursuant to GAAP such as certain demolition and lease termination costs.
(b)	Represents acceleration of amortization of financing costs related to the term note paid-off prior to maturity.
(c)

These additional disclosures are presented to assist with understanding the Company’s real estate operations and capital requirements.  These amounts should not be considered independently or as a substitute for the Company’s consolidated financial statements reported under GAAP.

(d)	Consists of payments for building and site improvements.
(e)	Consists of payments for tenant improvements and leasing commissions.

11

CEDAR REALTY TRUST, INC.

EBITDA for Real Estate (“EBITDAre”) and Additional Disclosures

	Three months ended September 30,				Nine months ended September 30,
	2021		2020		2021		2020
Net (loss) income	$(80,883,000)		$1,404,000		$(28,166,000)		$(6,703,000)
Interest expense	4,603,000		5,658,000		14,294,000		16,853,000
Depreciation and amortization	9,510,000		10,035,000		30,978,000		38,208,000
Gain on sales	-		(679,000)		(49,904,000)		(679,000)
Impairment charges	82,736,000		-		80,887,000		7,607,000
EBITDAre	15,966,000		16,418,000		48,089,000		55,286,000
Adjustments for items affecting comparability:
Redevelopment costs (a)	-		-		230,000		483,000
Financing costs (b)	171,000		-		215,000		-
Adjusted EBITDAre	$16,137,000		$16,418,000		$48,534,000		$55,769,000

Net debt
Debt, excluding issuance costs	$524,843,000		$641,807,000		$524,843,000		$641,807,000
Finance lease obligation	5,608,000		5,640,000		5,608,000		5,640,000
Unrestricted cash and cash equivalents	(4,731,000)		(3,568,000)		(4,731,000)		(3,568,000)
	$525,720,000		$643,879,000		$525,720,000		$643,879,000

Fixed charges (c)
Interest expense	$4,969,000		$5,916,000		$15,356,000		$17,647,000
Preferred stock dividends	2,688,000		2,688,000		8,064,000		8,064,000
Scheduled mortgage repayments	277,000		269,000		825,000		797,000
	$7,934,000		$8,873,000		$24,245,000		$26,508,000

Debt and Coverage Ratios (d)
Net debt to Adjusted EBITDAre	8.1	x	9.8	x	8.6	x	9.9	x
Interest coverage ratio (based on Adjusted EBITDAre)	3.3	x	2.8	x	3.0	x	2.8	x
Fixed charge coverage ratio (based on Adjusted EBITDAre)	2.0	x	1.8	x	1.9	x	1.8	x

(a)	Includes redevelopment project costs expensed pursuant to GAAP such as certain demolition and lease termination costs.
(b)	Represents acceleration of amortization of financing costs related to the term note paid-off prior to maturity.
(c)	Includes properties "held for sale".
(d)

For the purposes of these computations, these ratios have been adjusted to include the annualized results of properties acquired, and to exclude, where applicable, (i) the results related to properties sold and (ii) lease termination income.

12

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt and Maturities

As of September 30, 2021

	Maturity	Interest
	Dates	Rates	Amounts
Secured fixed-rate debt:
Franklin Village Plaza	Jun 2026	3.9%	$44,843,000
Shops at Suffolk Downs (a)	Jun 2031	3.5%	15,600,000
Trexlertown Plaza (a)	Jun 2031	3.5%	36,100,000
The Point (a)	Jun 2031	3.5%	29,700,000
Christina Crossing (a)	Jun 2031	3.5%	17,000,000
Lawndale Plaza (a)	Jun 2031	3.5%	15,600,000
Senator Square finance lease obligation (b)	Sep 2050	5.3%	5,608,000
Total fixed rate debt	weighted average	3.6%	164,451,000

Unsecured debt:
Variable-rate: (c)
Revolving credit facility (d)	Aug 2024	1.6%	66,000,000
Fixed-rate (e):
Term loan	Apr 2023	3.3%	100,000,000
Term loan	Sep 2024	3.8%	75,000,000
Term loan	Jul 2025	4.7%	75,000,000
Term loan	Aug 2026	3.3%	50,000,000
Total unsecured debt	weighted average	3.4%	366,000,000

Total debt	weighted average	3.5%	530,451,000

Unamortized mortgage, finance lease and term loan issuance costs			(3,278,000)

Total debt			$527,173,000

Fixed to variable rate debt ratio:
Fixed-rate debt		87.6%	$464,451,000
Variable-rate debt		12.4%	66,000,000
		100.0%	$530,451,000

	Mortgage Loan	Finance Lease	Revolving		Term
Year	Payable	Obligation	Credit Facility		Loans	Amounts
2021	$272,000	$12,000	$-		$-	$284,000
2022	1,116,000	37,000	-		-	1,153,000
2023	1,160,000	39,000	-		100,000,000	101,199,000
2024	1,206,000	41,000	66,000,000	(d)	75,000,000	142,247,000
2025	1,253,000	44,000	-		75,000,000	76,297,000
2026	40,922,000	48,000	-		50,000,000	90,970,000
Thereafter	112,914,000	5,387,000	-		-	118,301,000
	$158,843,000	$5,608,000	$66,000,000		$300,000,000	$530,451,000

(a)	The mortgages for these properties are cross-collateralized.
(b)	Maturity date reflects the first date the Company has the right to acquire the underlying land on the finance lease obligation.
(c)	Variable-rate in effect as of September 30, 2021.
(d)	Subject to two one-year extensions at the Company's option.
(e)

The interest rates on these term loans consist of LIBOR plus a credit spread based on the Company's leverage ratio, for which the Company has interest rate swaps which convert the LIBOR rates to fixed rates. Accordingly, these term loans are presented as fixed-rate debt.

13

CEDAR REALTY TRUST, INC.

Real Estate Summary

As of September 30, 2021

				Average
	Year		Percent	base rent per		Selected
Property Description	acquired	GLA	occupied	leased sq. ft.	Grocer Anchor	Other Anchors
Connecticut
Bethel Shopping Center	2013	101,105	89.1%	$24.44	Big Y	Dollar Tree
Brickyard Plaza	2004	227,598	99.2%	8.83		Home Depot
						Kohl's
						Michaels
						PetSmart
Groton Shopping Center	2007	130,264	100.0%	12.31	Aldi	TJ Maxx
						Goodwill
						Planet Fitness
						Dollar Tree
						Pet Supplies Plus
Jordan Lane	2005	174,679	92.8%	11.07	Stop & Shop	Crunch Fitness
						Dollar Tree
						Shopper's World
New London Mall	2009	259,566	88.3%	12.84	Shop Rite	Marshalls
						Home Goods
						PetSmart
Oakland Commons	2007	90,100	100.0%	6.37	Walmart	Bristol Ten Pin
Southington Center	2003	155,842	98.5%	7.94	Walmart	NAMCO
						Southington Wine & Spirit
Total Connecticut		1,139,154	94.9%	11.41

Delaware
Christina Crossing	2017	119,446	93.8%	19.34	Shop Rite

Maryland / Washington, D.C.
East River Park	2015	150,038	92.3%	20.79	Safeway	District of Columbia
						CVS
Oakland Mills	2005	57,008	92.6%	11.45	LA Mart
Patuxent Crossing (f/k/a San Souci Plaza) (a)	2009	264,134	82.9%	11.55	McKay's Market and Café	Marshalls
						Home Goods
						World Gym
						JoAnn Fabrics
						Dollar Tree
Senator Square	2018	42,941	74.3%	31.48		Unity Health Care
Shoppes at Arts District	2016	35,676	100.0%	36.06	Yes! Organic Market	Busboys and Poets
Valley Plaza	2003	190,939	27.9%	10.16		Tractor Supply

Yorktowne Plaza	2007	136,197	57.7%	13.45	Food Lion	Dollar Tree
Total Maryland / Washington, D.C.		876,933	69.5%	16.24

Massachusetts
Fieldstone Marketplace	2005/2012	150,123	84.3%	12.05	Shaw's	Work Out World
						Dollar Tree
						Family Dollar
Franklin Village Plaza	2004/2012	305,937	88.1%	20.64	Stop & Shop	Marshalls
						NRG Labs
Kings Plaza	2007	168,243	82.2%	8.69		Fun Z Trampoline Park
						Ocean State Job Lot
						Savers
						Dollar General
Norwood Shopping Center	2006	42,308	85.9%	8.84	Big Y	Planet Fitness
						Dollar Tree
The Shops at Suffolk Downs	2005	121,187	98.8%	14.62	Stop & Shop	Dollar Tree
					Target (b)

14

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of September 30, 2021

				Average
	Year		Percent	base rent per		Selected
Property Description	acquired	GLA	occupied	leased sq. ft.	Grocer Anchor	Other Anchors
Massachusetts (continued)
Timpany Plaza	2007	182,799	66.1%	9.93		Big Lots
						Gardner Theater
						Tractor Supply
						Dollar Tree
Webster Commons	2007	98,984	96.7%	11.95		Big Lots
						Planet Fitness
						CVS
						Aubuchon Hardware
Total Massachusetts		1,069,581	84.8%	14.01

New Jersey
Pine Grove Plaza	2003	79,306	49.6%	14.70	Acme Markets (b)	Dollar Tree
The Shops at Bloomfield Station	2016	63,844	86.0%	17.83	Super Foodtown
Washington Center Shoppes	2001	157,300	90.9%	11.53	Acme Markets	Planet Fitness
Total New Jersey		300,450	78.9%	13.51

New York
Carman's Plaza	2007	182,081	77.4%	21.98	Key Food	Department of Motor Vehicles
						Popcorn Beauty
						Dollar Tree
Pennsylvania
Academy Plaza	2001	136,685	91.4%	15.55	Acme Markets	Rite Aid
Colonial Commons	2011	410,432	92.0%	13.69	Giant Foods (c)	Dick's Sporting Goods
						Home Goods
						Ross Dress For Less
						Marshalls
						JoAnn Fabrics
						David's Furniture
						Old Navy
						Dollar Tree
Crossroads II (a)	2008	133,717	98.7%	19.80	Giant Foods	Dollar Tree
Fairview Commons	2007	52,964	75.3%	10.10	Grocery Outlet	Dollar Tree
Fishtown Crossing	2001	129,810	88.3%	18.17	IGA Supermarket	Pep Boys
						Dollar Tree
						Dollar General
Girard Plaza	2019	35,688	100.0%	16.29	Save A Lot	Dollar General
Gold Star Plaza	2006	71,720	100.0%	9.08	Redner's	Dollar Tree
Golden Triangle	2003	202,790	97.5%	12.72		LA Fitness
						Marshalls
						Staples
						Immunotek
						American Freight
						Walgreens
						Dollar Tree
Halifax Plaza	2003	51,510	100.0%	13.68	Giant Foods	Rite Aid
Hamburg Square	2004	102,058	96.7%	6.50	Redner's	Chesaco RV
Lawndale Plaza	2015	92,773	100.0%	18.73	Shop Rite
Meadows Marketplace	2004/2012	91,518	89.8%	15.93	Giant Foods
Newport Plaza	2003	64,489	97.0%	13.37	Giant Foods	Rite Aid
Northside Commons	2008	69,136	100.0%	10.42	Redner's	Dollar Tree
Palmyra Shopping Center	2005	111,051	90.2%	7.95	Weis Markets	Goodwill

15

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of September 30, 2021

				Average
	Year		Percent	base rent per		Selected
Property Description	acquired	GLA	occupied	leased sq. ft.	Grocer Anchor	Other Anchors
Pennsylvania (continued)
Quartermaster Plaza	2014	456,602	91.2%	14.83	BJ's Wholesale Club	Home Depot
						Planet Fitness
						Staples
						PetSmart
						Walgreens
Riverview Plaza	2003	108,902	74.5%	21.98		Pep Boys
						Staples
South Philadelphia	2003	191,340	76.0%	12.25	Shop Rite	Ross Dress For Less
						LA Fitness
						Kid City
Swede Square	2003	100,809	92.6%	15.69	Grocery Outlet	LA Fitness
The Point	2000	260,625	87.8%	14.98	Giant Foods	Burlington
						Barton's Home Outlet
						Staples
						Dollar Tree
Trexler Mall	2005	336,687	98.2%	11.02		Kohl's
						Urban Air
						Lehigh Wellness Partners
						Maxx Fitness
						Marshalls
						Home Goods
						Dollar Tree
Trexlertown Plaza	2006	325,171	98.3%	14.10	Giant Foods	Hobby Lobby
						Burlington
						Big Lots
						Tractor Supply
Total Pennsylvania		3,536,477	92.4%	13.93

Virginia
Coliseum Marketplace	2005	106,648	45.9%	14.22		Michaels
Elmhurst Square	2006	66,254	91.1%	10.15	Food Lion
General Booth Plaza	2005	71,639	100.0%	15.37	Food Lion
Kempsville Crossing	2005	79,512	96.1%	10.96	Walmart	The Iron Asylum
Oak Ridge Shopping Center	2006	38,700	100.0%	11.09	Food Lion
Total Virginia		362,753	81.6%	12.42

Total (89.8% leased at September 30, 2021)		7,586,875	87.7%	$13.92

(a)

Although the ownership percentage for these joint ventures are 40% and 60%, respectively, the Company has included 100% of these joint ventures’ results of operations in its calculations, based on partnership promotes, additional equity interests, and/or other terms of the related joint venture agreements.

(b)	Tenant is a shadow anchor and is not included in GLA, percent occupied, and average base rent per leased sq.ft.
(c)	Giant Foods retains the leasehold obligation as Hobby Lobby is a subtenant and currently occupying the space.

16

CEDAR REALTY TRUST, INC.

Tenant Categories (Based on Annualized Base Rent)

As of September 30, 2021

			Percentage		Percentage	Q3 2021
			of occupied	Annualized	of annualized	percent
Tenant Categories	Examples/Description	GLA	GLA	base rent	base rents	collected
Grocer Anchor	Giant Foods, Shop Rite, Stop & Shop, Big Y, BJ's Wholesale Club, Food Lion, Walmart Neighborhood Market	2,143,000	32.2%	$26,066,000	28.2%	99.9%
Limited/Fast Service Restaurants	Panera Bread, Subway, Dunkin, McDonalds, Chipotle	270,000	4.1%	7,334,000	7.9%	95.9%
Fitness	LA Fitness, Planet Fitness	422,000	6.3%	5,177,000	5.6%	81.1%
Full Service Restaurants	Chili's, Red Lobster, Busboys and Poets	221,000	3.3%	4,799,000	5.2%	92.2%
Discount Department Stores	Marshalls, Kohl's, Burlington, Ross Dress For Less, TJ Maxx	493,000	7.4%	4,146,000	4.5%	100.0%
Dollar/Variety	Dollar Tree, Big Lots, Five Below	468,000	7.0%	4,176,000	4.5%	97.5%
Medical, Dental and Optical	Medical Centers, Urgent Care, Physical Therapy, Dentists, Optical	191,000	2.9%	4,133,000	4.5%	99.8%
Personal Care	Nail Salons, Hair Salons, Spas	163,000	2.5%	3,690,000	4.0%	95.2%
Home Improvement/Hardware	Home Depot, Tractor Supply	366,000	5.5%	2,883,000	3.1%	100.0%
Banking	Santander Bank, Wells Fargo, Bank of America, Middlesex Savings Bank	62,000	0.9%	1,831,000	2.0%	97.9%
Wireless and Gaming	AT&T Mobility, T-Mobile, Verizon Wireless, GameStop	88,000	1.3%	2,294,000	2.5%	92.9%
Pharmacy/Drug Store	Rite Aid, Walgreens, CVS	81,000	1.2%	2,213,000	2.4%	98.8%
Office Supply	Staples, The UPS Store	100,000	1.5%	1,696,000	1.8%	100.0%
Beer, Wine and Liquor	Beer, Wine and Liquor Stores	119,000	1.8%	2,070,000	2.2%	91.4%
Governmental Office	District of Columbia, Department of Motor Vehicle, USPS	74,000	1.1%	1,950,000	2.1%	99.2%
Clothing	Old Navy, Carter's, Madrag	102,000	1.5%	1,466,000	1.6%	96.0%
Home Furnishing	Home Goods, Mattress Firm	185,000	2.8%	1,960,000	2.1%	93.4%
Automotive Parts and Service	Pep Boys, Advance Auto Parts, AutoZone, Mavis	119,000	1.8%	1,578,000	1.7%	97.5%
Shoes	Famous Footwear, Shoe City	69,000	1.0%	1,416,000	1.5%	99.5%
Non-Retail	Various office tenants	67,000	1.0%	1,151,000	1.2%	96.0%
Sporting and Outdoor Stores	Dicks, NAMCO Pools	95,000	1.4%	1,369,000	1.5%	90.4%
Hobby Stores	Michaels, Hobby Lobby, JoAnn Fabrics	155,000	2.3%	1,265,000	1.4%	97.0%
Beauty Supplies	Sally Beauty, Popcorn Beauty, Ulta	45,000	0.7%	1,163,000	1.3%	100.0%
Pet	PetSmart, Pet Supplies Plus	86,000	1.3%	1,251,000	1.4%	100.0%
Other	Professional Services, Thrift Stores, Movie Theatre, Cleaners, Education, Books and Other	467,000	7.0%	5,500,000	5.9%	94.7%
		6,651,000	100.0%	$92,577,000	100.0%	96.8%

17

CEDAR REALTY TRUST, INC.

Tenant Concentration (Based on Annualized Base Rent)

As of September 30, 2021

	Number				Annualized	Percentage
	of		Percentage	Annualized	base rent	annualized
Tenant	stores	GLA	of GLA	base rent	per sq. ft.	base rents
Top twenty-five tenants (a):
Giant Foods	7	445,000	5.9%	$7,403,000	$16.64	8.0%
Shop Rite	4	250,000	3.3%	4,092,000	16.37	4.4%
Stop & Shop	3	211,000	2.8%	2,938,000	13.92	3.2%
Dollar Tree	21	222,000	2.9%	2,327,000	10.48	2.5%
Home Depot	2	253,000	3.3%	1,977,000	7.81	2.1%
BJ's Wholesale Club	1	118,000	1.6%	1,760,000	14.92	1.9%
Planet Fitness	6	119,000	1.6%	1,681,000	14.13	1.8%
Marshalls	6	170,000	2.2%	1,576,000	9.27	1.7%
Food Lion	4	163,000	2.1%	1,559,000	9.56	1.7%
Big Y	1	64,000	0.8%	1,484,000	23.19	1.6%
Staples	4	86,000	1.1%	1,386,000	16.12	1.5%
LA Fitness	3	113,000	1.5%	1,361,000	12.04	1.5%
Walmart	3	192,000	2.5%	1,193,000	6.21	1.3%
Redner's	3	159,000	2.1%	1,165,000	7.33	1.3%
Kohl's	2	147,000	1.9%	1,031,000	7.01	1.1%
HomeGoods	4	105,000	1.4%	976,000	9.30	1.1%
District of Columbia	1	34,000	0.4%	932,000	27.41	1.0%
Shaw's	1	68,000	0.9%	925,000	13.60	1.0%
Walgreens	2	29,000	0.4%	875,000	30.17	0.9%
PetSmart	3	63,000	0.8%	857,000	13.60	0.9%
Dick's Sporting Goods	1	56,000	0.7%	784,000	14.00	0.8%
CVS	2	20,000	0.3%	783,000	39.15	0.8%
Burlington Coat Factory	2	84,000	1.1%	760,000	9.05	0.8%
Lehigh Valley Health	1	33,000	0.4%	673,000	20.39	0.7%
Department of Motor Vehicles	1	19,000	0.3%	669,000	35.21	0.7%
Sub-total top twenty-five tenants	88	3,223,000	42.5%	41,167,000	12.77	44.5%
Remaining tenants	664	3,428,000	45.2%	51,410,000	15.00	55.5%
Sub-total all tenants (b)	752	6,651,000	87.7%	$92,577,000	$13.92	100.0%
Vacant space	N/A	936,000	12.3%
Total	752	7,587,000	100.0%

(a)	Several of the tenants listed above share common ownership with other tenants:

(1) Giant Foods, Stop & Shop and Food Lion, and (2) Marshalls, Home Goods, and TJ Maxx (GLA of 30,000; annualized base rent of $315,000).

(b)	Comprised of tenants as follows:

		Percentage		Annualized	Percentage
	Occupied	of occupied	Annualized	base rent	annualized
	GLA	GLA	base rent	per sq. ft.	base rents
Spaces ≥ 10,000 GLA	4,850,000	72.9%	$54,223,000	$11.18	58.6%
Spaces < 10,000 GLA	1,801,000	27.1%	38,354,000	21.30	41.4%
Total	6,651,000	100.0%	$92,577,000	$13.92	100.0%

18

CEDAR REALTY TRUST, INC.

Lease Expirations

As of September 30, 2021

Total Portfolio
				Annualized	Percentage
	Number		Percentage	expiring	of annualized
Year of lease	of leases	GLA	of GLA	base rents	expiring
expiration	expiring	expiring	expiring	per sq. ft.	base rents
Month-To-Month	54	175,000	2.6%	$17.81	3.4%
2021	32	142,000	2.1%	21.36	3.3%
2022	98	473,000	7.1%	15.99	8.2%
2023	85	616,000	9.3%	15.30	10.2%
2024	104	795,000	12.0%	14.69	12.6%
2025	98	1,068,000	16.1%	12.86	14.8%
2026	71	560,000	8.4%	14.50	8.8%
2027	45	372,000	5.6%	13.71	5.5%
2028	36	400,000	6.0%	11.20	4.8%
2029	37	607,000	9.1%	13.06	8.6%
2030	33	436,000	6.6%	10.48	4.9%
Thereafter	59	1,007,000	15.1%	13.73	14.9%
All tenants	752	6,651,000	100.0%	$13.92	100.0%
Spaces ≥ 10,000 GLA
				Annualized	Percentage
	Number		Percentage	expiring	of annualized
Year of lease	of leases	GLA	of GLA	base rents	expiring
expiration	expiring	expiring	expiring	per sq. ft.	base rents
Month-To-Month	2	37,000	0.8%	$6.54	0.4%
2021	3	74,000	1.5%	22.53	3.1%
2022	10	230,000	4.7%	10.94	4.6%
2023	13	440,000	9.1%	12.10	9.8%
2024	18	587,000	12.1%	11.65	12.6%
2025	23	774,000	16.0%	9.83	14.0%
2026	15	385,000	7.9%	11.95	8.5%
2027	12	249,000	5.1%	11.49	5.3%
2028	11	320,000	6.6%	8.72	5.1%
2029	13	528,000	10.9%	12.03	11.7%
2030	9	355,000	7.3%	8.29	5.4%
Thereafter	18	871,000	18.0%	12.03	19.3%
All tenants	147	4,850,000	100.0%	$11.18	100.0%
Spaces < 10,000 GLA
				Annualized	Percentage
	Number		Percentage	expiring	of annualized
Year of lease	of leases	GLA	of GLA	base rents	expiring
expiration	expiring	expiring	expiring	per sq. ft.	base rents
Month-To-Month	52	138,000	7.7%	$20.83	7.5%
2021	29	68,000	3.8%	20.09	3.6%
2022	88	243,000	13.5%	20.77	13.2%
2023	72	176,000	9.8%	23.32	10.7%
2024	86	208,000	11.5%	23.25	12.6%
2025	75	294,000	16.3%	20.84	16.0%
2026	56	175,000	9.7%	20.11	9.2%
2027	33	123,000	6.8%	18.21	5.8%
2028	25	80,000	4.4%	21.15	4.4%
2029	24	79,000	4.4%	19.96	4.1%
2030	24	81,000	4.5%	20.09	4.2%
Thereafter	41	136,000	7.6%	24.60	8.7%
All tenants	605	1,801,000	100.0%	$21.30	100.0%

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CEDAR REALTY TRUST, INC.

Leasing Activity (a)

					Cash	Tenant	Average
	Leases	Square	New Rent	Prior Rent	Basis	Improvements	Lease
	Signed	Feet	Per. Sq. Ft (a)	Per. Sq. Ft (a)	% Change	Per. Sq. Ft (b)	Term (Yrs)
Total Comparable Leases
3rd Quarter 2021	29	216,800	$14.92	$12.19	22.4%	$43.36	8.6
2nd Quarter 2021	38	199,300	$13.72	$14.32	-4.2%	$10.82	6.4
1st Quarter 2021	25	177,600	$17.23	$16.99	1.4%	$5.46	5.7
4th Quarter 2020	37	222,100	$19.07	$18.78	1.5%	$0.59	5.4
Total	129	815,800	$16.26	$15.55	4.6%	$15.52	6.6

New Leases - Comparable
3rd Quarter 2021	10	128,900	$12.41	$8.12	52.7%	$72.93	10.6
2nd Quarter 2021	15	46,100	$15.99	$19.66	-18.7%	$41.35	8.1
1st Quarter 2021	4	33,500	$21.84	$20.66	5.7%	$17.91	9.9
4th Quarter 2020	4	8,900	$20.57	$24.36	-15.6%	$2.52	7.6
Total	33	217,400	$14.96	$13.17	13.6%	$54.86	9.9

Renewals - Comparable
3rd Quarter 2021	19	87,900	$18.61	$18.16	2.5%	$0.00	5.7
2nd Quarter 2021	23	153,200	$13.04	$12.71	2.6%	$1.63	5.9
1st Quarter 2021	21	144,100	$16.16	$16.14	0.1%	$2.56	4.7
4th Quarter 2020	33	213,100	$19.01	$18.55	2.5%	$0.51	5.3
Total	96	598,300	$16.73	$16.42	1.9%	$1.22	5.4

Total Comparable and Non-Comparable
3rd Quarter 2021	33	230,200	$15.72	N/A	N/A	$44.91	8.7
2nd Quarter 2021	40	209,100	$14.30	N/A	N/A	$15.02	6.2
1st Quarter 2021	31	268,200	$16.88	N/A	N/A	$25.98	8.9
4th Quarter 2020	37	222,000	$19.07	N/A	N/A	$0.59	5.4
Total	141	929,500	$16.54	N/A	N/A	$22.14	7.4

(a)

Leases on this schedule represent retail activity only; office leases are not included. New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.

(b)	Includes costs of tenant specific landlord work and tenant allowances provided to tenants. Excludes first generation space.

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CEDAR REALTY TRUST, INC.

Same-Property Net Operating Income ("Same-Property NOI")

Same-Property NOI (a)	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020
Base rents	$19,782,000	$18,692,000	$58,519,000	$56,377,000
Expense recoveries	6,310,000	5,539,000	19,130,000	16,022,000
Total revenues	26,092,000	24,231,000	77,649,000	72,399,000
Operating expenses	8,434,000	8,248,000	26,626,000	23,252,000
Same-Property NOI	$17,658,000	$15,983,000	$51,023,000	$49,147,000

Occupied	90.5%	90.7%	90.5%	90.7%
Leased	91.4%	92.0%	91.4%	92.0%
Average base rent	$13.59	$13.73	$13.59	$13.73
Number of same properties	45	45	45	45
Same-Property NOI growth	10.5%		3.8%

Same-Property NOI Reconciliation (a)	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020
Operating (loss) income	$(76,280,000)	$7,062,000	$(13,872,000)	$10,150,000
Add (deduct):
General and administrative	4,229,000	3,925,000	13,630,000	12,833,000
Gain on sales	-	(679,000)	(49,904,000)	(679,000)
Impairment charges	82,736,000	-	80,887,000	7,607,000
Depreciation and amortization	9,510,000	10,035,000	30,978,000	38,208,000
Straight-line rents	(7,000)	277,000	(366,000)	1,222,000
Amortization of intangible lease liabilities	(268,000)	(299,000)	(807,000)	(1,065,000)
Other adjustments	(46,000)	(58,000)	(104,000)	(29,000)
NOI related to properties not defined as same-property	(2,216,000)	(4,280,000)	(9,419,000)	(19,100,000)
Same-Property NOI	$17,658,000	$15,983,000	$51,023,000	$49,147,000

(a)

Same-Property NOI includes properties that were owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and excluding properties classified as "held for sale". Same-Property NOI (i) excludes non-cash revenues such as straight-line rent adjustments and amortization of intangible lease liabilities, (ii) reflects internal management fees charged to properties and (iii) excludes infrequent items, such as lease termination fee income.

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CEDAR REALTY TRUST, INC.

Summary of Dispositions and Real Estate Held for Sale

As of September 30, 2021

			Date	Sales
Dispositions	Location	GLA	Sold	Price
Kempsville Crossing (land parcel)	Virginia Beach, VA	-	2/24/2021	$1,300,000
The Commons	Dubois, PA	203,309	5/5/2021	9,761,000
Camp Hill Shopping Center	Camp Hill, PA	430,198	6/21/2021	89,662,500
		633,507		$100,723,500

				Average
			Percent	base rent per
Real Estate Held for Sale	Location	GLA	occupied	leased sq. ft.
Carll's Corner	Bridgeton, NJ	129,582	21.1%	$14.24

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CEDAR REALTY TRUST, INC.

Non-GAAP Financial Disclosures

Funds From Operations (“FFO”) and Operating Funds From Operations (“Operating FFO”)

FFO is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The Company presents FFO in accordance with the definition adopted by the National Association of Real Estate Investments Trusts (“NAREIT”). NAREIT generally defines FFO as net income attributable to common shareholders (determined in accordance with GAAP), excluding gains (losses) from sales of real estate properties, impairment write-downs on real estate properties directly attributable to decreases in the value of depreciable real estate, plus real estate related depreciation and amortization, and adjustments for partnerships and joint ventures to reflect FFO on the same basis. The Company considers FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets.

The Company also considers Operating FFO to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as non-capitalized acquisition pursuit costs, amounts relating to early extinguishment of debt and preferred stock redemption costs, management transition costs and certain redevelopment costs. The Company believes Operating FFO further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items.

FFO and Operating FFO should be reviewed with GAAP net income attributable to common shareholders, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. FFO and Operating FFO do not represent cash generated from operating activities and should not be considered as an alternative to net income attributable to common shareholders or to cash flow from operating activities. The Company’s computations of FFO and Operating FFO may differ from the computations utilized by other REITs and, accordingly, may not be comparable to such REITs.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre

EBITDAre is a recognized supplemental non-GAAP financial measure. The Company presents EBITDAre in accordance with the definition adopted by NAREIT, which generally defines EBITDAre as net income plus interest expense, income tax expense, depreciation, amortization, and impairment write-downs of depreciated property, plus or minus losses and gains on the disposition of depreciated property, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated affiliates. The Company believes EBITDAre provides additional information with respect to the Company’s performance and ability to meet its future debt service requirements.

The Company also considers Adjusted EBITDAre to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit, management transition, and redevelopment costs. The Company believes Adjusted EBITDAre further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items.

EBITDAre and Adjusted EBITDAre should be reviewed with GAAP net income, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. EBITDAre and Adjusted EBITDAre do not represent cash generated from operating activities and should not be considered as an alternative to income from continuing operations or to cash flow from operating activities. The Company’s computation of Adjusted EBITDAre may differ from the computations utilized by other companies and, accordingly, may not be comparable to such companies.

Same-Property Net Operating Income (“Same-Property NOI”)

Same-property NOI is a widely recognized supplemental non-GAAP financial measure for REITs.  Properties are included in same-property NOI if they are owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as held for sale. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from same-property NOI. The Company considers same-property NOI useful to investors as it provides an indication of the recurring cash generated by the Company’s properties by excluding certain non-cash revenues and expenses, as well as other infrequent items such as lease termination income which tends to fluctuate more than rents from year to year.

Same-property NOI should be reviewed with consolidated operating income, the most directly comparable GAAP financial measure. Same-property NOI should not be considered as an alternative to consolidated operating income prepared in accordance with GAAP or as a measure of liquidity. The Company’s computations of same-property NOI may differ from the computations utilized by other REITs and, accordingly, may not be comparable to such REITs.

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